UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – JULY 27, 2012

MOBILE INTEGRATED SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

NEVADA	000-53770	27-0156048
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

Suite 502, 25 Adelaide Street East
Toronto, Ontario, Canada M5C 3A1
(Address of principal executive offices)

(416) 479-0880
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01: Entry into a Material Definitive Agreement.

On July 27, 2012, Mobile Integrated Systems, Inc. (the “Company”) and Quantitative Alpha Trading Inc. (“QAT,” and together with the Company, collectively, the “Parties,” and each a “Party”) executed a binding term sheet (the “Term Sheet”) providing that the Company will acquire all of the shares of QAT in exchange for 60,189,332 shares of the Company’s common stock (the “Transaction”).  The Company has agreed to provide a first priority secured bridge loan to QAT in amount up to CDN $800,000 in order to assist QAT in satisfying normal course obligations until the closing of the Transaction.  The Parties intend to complete the Transaction by way of amalgamation pursuant to a plan of arrangement under the Business Corporations Act (Ontario).  Notwithstanding the foregoing, the Parties will continue to review alternative methods of completing the Transaction with a view to effecting the combination in the most effective manner having regard to legal, tax and regulatory considerations.  The Term Sheet shall be supplemented by a definitive agreement (the “Acquisition Agreement”) with additional customary terms, conditions, representations, warranties, covenants, documentation and further agreements as agreed by the Parties.  The Parties have agreed to use their commercial best efforts to enter into the Acquisition Agreement on or before August 10, 2012 and to close the Transaction as soon as possible and not later than December 31, 2012.

The Term Sheet provides that the closing conditions for the Transaction will include the usual and customary terms for transactions of this nature, including that (i) no event or condition which has had, or is reasonable likely to have, a material adverse change on the condition (financial or otherwise) of the business or assets of either Party shall have occurred on or prior to the closing date; (ii) all regulatory and statutory requirements for closing of the Transaction shall have been fully satisfied, including without limitation, registration and qualification by the Company of the Company’s Stock with the SEC and applicable Canadian regulators; (iii) approval of the Transaction by the shareholders of QAT; (iv) approval of the Transaction by the Superior Court of Justice of Ontario; (v) all necessary third party consents have been obtained by QAT; and (vi) to the extent required by the Company, the relevant parties have agreed to amend the existing contractual employment arrangements.

Subject to the definitive terms to be set forth in the Acquisition Agreement, all of the Company’s common stock to be issued pursuant to the Transaction, to the extent possible, (the “Restricted Shares”) will be subject to restricted security rights provisions, on such terms as are to be mutually agreed between the Company and QAT and such Restricted Shares will be released as follows:

•	1/5 to be released on the 12 month anniversary of the closing date;
•	1/5 to be released on the 15 month anniversary of the closing date;
•	1/5 to be released on the 18 month anniversary of the closing date;
•	1/5 to be released on the 21 month anniversary of the closing date; and
•	1/5 to be released on the 24 month anniversary of the closing date.

All of the insiders of the Company shall agree to the same restricted security arrangements as the QAT security holders, subject only to applicable regulatory and listing requirements imposed on the Company.  All of officers and directors of QAT and each of their associates and affiliates will be required to execute lock-up agreements, on terms satisfactory to the Company, agreeing to vote in favor of, or tender their QAT shares in connection with, the Transaction.

All options, warrants and other securities convertible into common shares of QAT shall be exercised, surrendered, terminated or otherwise extinguished prior to closing of the Transaction.  In addition, the Company has agreed to reserve an aggregate of options to purchase 4,012,623 shares of the Company’s common stock at an exercise price of $0.58USD for issuance to former holders of QAT securities.  Such options shall vest in accordance with the Company’s standard option plan of one-third of such options each year, exercisable for a period of one year after each respective vesting date.  The Term Sheet also provides that the Company shall assume the employment of all employees of QAT, subject to negotiating any modifications to existing QAT contractual arrangements deemed necessary by the Company, in its sole judgment.

QAT’s assets represent a turnkey family of financial software focused on electronic trading signals, robotic trading and algorithmic execution platforms.

Todd Halpern and Alan Ralph, two members of the Company’s Board of Directors, are also affiliated with QAT, and as such each has recused himself from any and all deliberations regarding the Transaction.

Item 3.02: Unregistered Sale of Equity Securities.

The information set forth in Item 1.01 of this is incorporated by reference into this Item 3.02.

Item 8.01: Other Events.

Press Release Regarding the Transaction

On July 27, 2012, the Company issued a press release announcing that the Company and QAT have executed the Term Sheet.

Forward-Looking Statements

This Report and press release filed herewith contain "forward-looking statements" as defined in the U.S. Private Securities Litigation Reform Act of 1995. These statements are based upon our current expectations and speak only as of the date hereof. Such forward-looking statements are inherently uncertain. Our actual results may vary materially from those expressed in any forward-looking statements as a result of various factors and uncertainties. Neither the Company nor QAT can provide assurances that any prospective matters described in this Report or the press release filed herewith will close or will be successfully completed or that the Company or QAT will realize the anticipated benefits of any aspect of the Transaction. There is a specific risk that conditions to closing the Transaction described in this Report or the press release filed herewith will not be met and as a result that the Transaction may not close on the basis described herein or at all.  Various risk factors that may affect our business, results of operations and financial condition are detailed from time to time in the Annual Report on Form 10-K and in the Current Reports on Form 8-K and other filings made by the Company with the U.S. Securities & Exchange Commission. The Company and QAT undertake no obligation to update information contained in this Report or the press release filed herewith.

Item 9.01: Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit.

Exhibit 99.1	Press Release dated July 27, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MOBILE INTEGRATED SYSTEMS, INC.

By:	/s/ Murray Simser
Name: Murray Simser
Title: Chief Executive Officer

Date:    August 2, 2012